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                                                                   EXHIBIT 10.18


                             REVOLVING CREDIT NOTE

$7,000,000.00                                                   October 5, 1995

          FOR VALUE RECEIVED, on the Commitment Termination Date, the undersigned, FALCONITE, INC., an Illinois corporation (the "Borrower"), hereby unconditionally promises to pay to the order of CITIZENS BANK & TRUST COMPANY OF PADUCAH (the "Lender"), the principal sum of Seven Million Dollars ($7,000,000.00), or such lesser amount as may then be outstanding under this Note. The aggregate principal amount which Lender shall be committed to have outstanding under this Note at any one time shall not exceed the lesser of (i) Seven Million Dollars ($7,000,000.00) or (ii) the Borrowing Base, which amount may be borrowed, paid, reborrowed and repaid, in whole or in part, subject to the terms and conditions hereof and of the Loan Agreement.

          Borrower further promises to pay to the order of Lender interest on the from time to time outstanding principal balance of this Note at the rates and on the dates set forth in the Loan Agreement. All payments under this Note (other than prepayments) shall be allocated among the principal, interest, late fees, collection costs and expenses and other amounts due under this Note in such order and manner as Lender shall elect. All prepayments under this Note shall be applied solely to the payment of principal.

          If Borrower fails to make any payment of any principal of or interest on this Note within ten (10) days after the date the same shall become due and payable, whether by reason of maturity, acceleration or otherwise, in addition to all of Lender's other rights and remedies under the Loan Documents and at law or in equity, Borrower hereby promises to pay to the order of Lender on demand with respect to each such late payment a late fee in an amount equal to the greater of (a) Five Percent (5%) of the amount of such late payment or (b) Fifty Dollars ($50.00). Borrower hereby authorizes Lender to automatically debit Borrower's Operating Account (or any one of its other depository accounts) with Lender for any late charge Lender is entitled to and Borrower does not include it with its regularly scheduled payment(s) when paid.

          The amount of interest accruing under this Note shall be computed on an actual day, 360-day year basis. All payments of principal and interest under this Note shall be made in lawful currency of the United States in Federal or other immediately available funds at the office of Lender situated at 333 Broadway, Paducah, Kentucky 42001, or at such other place as the holder hereof shall designate in writing.

          Lender may record the date and amount of all loans and all payments of principal and interest hereunder in the records it maintains with respect thereto. Lender's books and records showing the account between Lender and Borrower shall be admissible in evidence in any action or proceeding and shall constitute prima facie proof of the items therein set forth.
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        This Note has been executed and delivered pursuant to the terms of that certain Revolving Credit and Term Loan Agreement dated the date hereof by and between Borrower and Lender (as the same may from time to time be amended, modified, extended or renewed, the "Loan Agreement") and is the "Revolving Credit Note" referred to therein. Reference is hereby made to the Loan Agreement for a statement of (i) the obligations of Lender to advance funds hereunder, (ii) the events upon which the maturity of this Note may be accelerated and (iii) other terms and conditions, including prepayment, which may affect this Note. All capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to them in the Loan Agreement.

        This Note is secured by that certain Security Agreement dated the date hereof and executed by Borrower in favor of Lender (as the same may from time to time be amended, modified, extended or renewed, the "Security Agreement"). Reference is hereby made to the Security Agreement for (i) a description of the security and (ii) a statement of the terms and conditions upon which this Note is secured.

        As consideration for this Note, the Guarantors have executed a Continuing Guaranty dated the date hereof in favor of Lender (as the same may from time to time be amended, modified, extended or renewed, the "Continuing Guaranty"). Reference is hereby made to the Continuing Guaranty for (i) a description of the guaranty and (ii) a statement of the terms and conditions upon which this Note is guaranteed.

        If Borrower shall fail to make any payment of principal of or interest on this Note as and when the same shall become due and payable, or if any "Event of Default" (as defined therein) shall occur under or within the meaning of the Loan Agreement or the Security Agreement, then Lender may, at its option, terminate its obligation to make any additional loans under this Note and Lender may further declare the entire outstanding principal balance of this Note and all accrued and unpaid interest thereon to be immediately due and payable.

        Borrower and each surety, endorser, guarantor and other party ever liable for payment of any sums of money payable on this Note jointly and severally waive demand for payment, presentment, protest, notice of protest and non-payment, or other notice of default, notice of acceleration and intention to accelerate, and agree that their liability under this Note shall not be affected by any renewal or extension in the time of payment hereof, or in any indulgences, or by any release or change in any security for the payment of this Note, and hereby consent to any and all renewals, extensions, indulgences, releases or changes, regardless of the number of such renewals, extensions, indulgences, releases or changes.

        No waiver by Lender of any of its rights or remedies hereunder or under any other document evidencing or securing this Note or otherwise shall be considered a waiver of any other

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subsequent right or remedy of Lender; no delay or omission in the exercise or enforcement by Lender of any rights or remedies shall ever be construed as a waiver of any right or remedy of Lender; and no exercise or enforcement of any such rights or remedies shall ever be held to exhaust any right or remedy of Lender.

        This Note is being executed and delivered, and is intended to be performed, in the Commonwealth of Kentucky. Except to the extent that the laws of the United States of America may apply to the terms hereof, the substantive laws of the Commonwealth of Kentucky shall govern the validity, construction, enforcement and interpretation of this Note. In the event of a dispute involving this Note or any other instruments executed in connection herewith, Borrower irrevocably agrees that venue for such dispute shall lie in any court of competent jurisdiction located in McCracken County, Kentucky.

        If this Note is placed in the hands of an attorney for collection or or foreclosure of the Security Agreement securing payment hereof, or if this
Note is collected through any legal proceedings at law or in equity or in bankruptcy, receivership or other court proceedings, Borrower promises to pay all costs and expenses of such collection and/or foreclosure, including, without limitation, court costs and the reasonable attorney's fees and expenses of the holder hereof.

        BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVERS ANY RIGHT TO TRIAL BY JURY BORROWER MAY HAVE IN ANY LITIGATION ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE. BORROWER CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF LENDER OR LENDER'S COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT LENDER WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF JURY TRIAL PROVISION. BORROWER ACKNOWLEDGES THAT LENDER HAS BEEN INDUCED TO ACCEPT THIS NOTE IN PART BY THE PROVISIONS OF THIS WAIVER.

        IN WITNESS WHEREOF, Borrower has executed this Revolving Credit Note as of the day and year first above written.

                                        BORROWER:

                                        FALCONITE, INC.


                                        By: /s/ Michael A. Falconite
                                           ----------------------------------

                                        Name: Michael A. Falconite
                                             --------------------------------

                                        Title: Pres.
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